THE NEW AMERICA HIGH INCOME FUND, INC.

                                 33 Broad Street
                           Boston, Massachusetts 02109

                        Supplement dated August 17, 2007
                        to Prospectus dated July 24, 2007

The New America High Income Fund, Inc. (NYSE:HYB) (the "Fund") announced that its Board of Directors has extended the expiration date of the Fund's transferable rights offering due to market conditions. The expiration of the rights offering has been changed from Monday, August 20, 2007 to 5:00 p.m. Eastern time on Monday, September 17, 2007. All subscription certificates, payments for shares, and notices of guaranteed delivery are due by 5:00 p.m. Eastern time on Monday, September 17, 2007. Payment for guarantees of delivery are due on September 20, 2007. New shares will now be mailed to participants no later than October 8, 2007. The price per share and all other terms of the offer remain unchanged and are set forth in the Fund's prospectus dated July 24, 2007.

In addition, the last trading day in the rights (NYSE: HYB.rt) on the New York Stock Exchange has been extended from August 17, 2007 to Friday, September 14, 2007, the last business day prior to the new expiration date. Any rights submitted to Colbent Corporation, the Subscription Agent, for sale must be received by Colbent Corporation on or before 4:00 p.m. Eastern time on Thursday, September 13, 2007.

The New America High Income Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment adviser is T. Rowe Price Associates, Inc.